UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): October 6, 2010

Beijing Century Health Medical, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-51817	33-1123472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 306, 3rd Floor, Beautiful Group Tower

77 Connaught Road, Central, Hong Kong

(Address of principal executive offices)

852-2802-8663

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Beijing Century Health Medical, Inc., a Delaware corporation, is filing this Amendment on Form 8-K/A (this "Amendment") to its Current Report on Form 8-K, which was filed on October 7, 2010 (the "Original Filing") to amend the Original Filing to include the Responsive Letter of Parker Randall CF (H.K.) CPA Limited regarding their response to the information contained in the Original Filing. Except as described above, no other changes have been made to the Original Filing.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On October 6, 2010, the firm of Parker Randall CF (H.K.) CPA Limited, (“Parker Randall”) notified Beijing Century Health Medical, Inc. (the “Registrant” or the “Company”), that Parker Randall resigned as the principal independent accountant to audit the Registrant’s financial statements for the fiscal years ending November 30, 2010, 2009 and 2008.

Except as noted in the paragraphs immediately below, the report of Parker Randall for the fiscal years ended November 30, 2009 and 2008, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of Parker Randall on our financial statements for the fiscal years ended November 30, 2009 and 2008, contained the following explanatory paragraphs:

“During the year 2008, the Company's subsidiary, Beijing Shijijiayu Technology Limited (BSTL) had entered into an IP Transfer Agreement with Century Health Medical Limited (CHML). According to FIN 46R, CHML qualifies as a VIE since the equity investor in CHML had diverged part of the expected residue returns of the entity under the IP Transfer agreement. CHML should therefore be included in the consolidation of the financial statement of the Company. However, we are unable to complete audit procedures on the CHML and therefore the consolidated financial statement of the Company for the years 2009 and 2008 did not contain CHML. There is uncertainty as to the valuation of CHML and we were unable to satisfy ourselves as to the fair value of the Company.  In our opinion, except for the effects of such adjustments, if any, as might have been determined necessary had we been able to examine sufficient evidence regarding the fair value of CHML, the financial statements referred to above presents fairly, in all material respects, the financial position of the Company as of November 30, 2009 and 2008 and the results of its operations and its cash flows for the years then ended, in conformity with general accepted accounting principles generally accepted in United States of America.”

Additionally, the report of Parker Randall on our financial statements for the fiscal years ended November 30, 2009 and 2008, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we were a development stage company and had an accumulated deficit.

During the fiscal years ended November 30, 2009 and 2008, and the subsequent interim period up to and including the date of Parker Randall’s resignation, there have been no disagreements with Parker Randall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parker Randall would have caused them to make reference thereto in their report on the financial statements for such periods.

The following disclosure is provided pursuant to Item 304(a)(1)(v) of Regulation S-K:  As disclosed on Form 8-K filed with the SEC on May 10, 2010, on February 24, 2010, the Registrant determined that due to the Registrant’s financial arrangement with Century Health Medical Limited, (“CHML”) a Chinese company, from October 20, 2008 through February 28, 2010, CHML was considered to be a variable interest entity (“VIE”) of the Registrant.  As such, the Registrant was required to consolidate its financial statements with those of CHML; the Registrant did not consolidate its financial statements with those of CHML from October 20, 2008 through February 28, 2010. The Registrant discussed the issue of the consolidation with Parker Randall and, as identified above, Parker Randall concurred with the Registrant’s determination that CHML was a VIE and consolidation of CHML’s financial statements was required.  Subsequent to such determination, through correspondence with the Securities and Exchange Commission, the Registrant determined that CHML is not a VIE of the Registrant and consolidation of the Registrant’s financial statements with those of CHML is not appropriate.  The Registrant discussed the issue of the non-consolidation of CHML’s financial statements with those of the Registrant with Parker Randall. Parker Randall verbally agreed with the Registrant’s assessment of its relationship with CHML and that the Registrant was not required to consolidate its financial statements with those of CHML.

On October 7, 2010, the Registrant provided a draft copy of the report on Form 8-K to Parker Randall, requesting their comments on the information contained therein.   The responsive letter from Parker Randall is filed as an exhibit to this amended report on Form 8-K/A.

(b)

On October 6, 2010, the Registrant engaged the firm of Lake & Associates, CPA’s LLC (“Lake & Associates”), as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending November 30, 2010, 2009 and 2008.

Prior to its engagement of Lake & Associates, the Registrant communicated with Lake & Associates regarding the Registrant’s accounting treatment of CHML and the type of audit opinion that Lake & Associates would issue for the fiscal years ended November 30, 2009 and 2008.  Lake & Associates verbally agreed with the Registrant’s assessment that from October 20, 2008 through the present, CHML’s sales revenue to be directed to the Registrant are considered to be a capital contribution to the Registrant and that the Registrant was not required to consolidate its financial statements with those of CHML.  As noted above, the Registrant also discussed the issue of the non-consolidation of CHML’s financial statements with those of the Registrant with its former accountant, Parker Randall. Parker Randall also verbally agreed with the Registrant’s assessment of its relationship with CHML and that the Registrant was not required to consolidate its financial statements with those of CHML.

Aside from the foregoing, during the fiscal years ended November 30, 2009, and the subsequent interim period prior to the engagement of Lake & Associates, neither the Registrant nor anyone on its behalf consulted with Lake & Associates regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Lake & Associates was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of the report on Form 8-K to Lake & Associates prior to its filing, in order to provide Lake & Associates with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Lake & Associates does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Lake & Associates.

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit 16.1 - Responsive Letter from Parker Randall CF (H.K.) CPA Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIJING CENTURY HEALTH MEDICAL, INC.

Date: October 12, 2010

/s/ Wilson Kin Cheung, Chief Executive Officer

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